QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 10.16
EXHIBIT 10.17
EXHIBIT 10.18

TERMINATION OF REPURCHASE AGREEMENT

        This Termination of Repurchase Agreement ("Termination") is made and entered into this 26th day of June, 2003, by and between Forrest Jordan ("Shareholder") and Ponca Acquisition Corporation (the "Company"). (Individually each a "Party" and together, the "Parties").

RECITALS

  A.
  On October 1, 2002, as part of the Company's acquisition of all of Shareholder's shares of International Wholesale Tile, Inc., the Parties entered into a Repurchase Agreement (the "Agreement").

  B.
  The Parties now wish to terminate the Agreement pursuant to which the Agreement shall be of no further force or effect and be deemed null and void. .

        NOW THEREFORE, for good and valuable consideration, the receipt of which each hereby acknowledges, the Parties agree as follows:

1.
The Agreement is terminated as of June 26, 2003 and shall be of no further force or effect.

2.
This Agreement shall be governed by Nevada law, without giving effect to any conflict of laws principles.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

SHAREHOLDER	IWT TESORO CORPORATION
/s/ FORREST JORDAN Forrest Jordan	By:	/s/ HENRY J. BOUCHER, JR. Henry J. Boucher, Jr. President

QuickLinks

EXHIBIT 10.16 EXHIBIT 10.17 EXHIBIT 10.18 TERMINATION OF REPURCHASE AGREEMENT